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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date as of Report (Date of earliest event reported) August 29, 1994
                                                          ---------------



                          MARTIN MARIETTA CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       Maryland                             1-11810                      51-1801551
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(State or other jurisdiction              (Commission                (IRS Employer
     of incorporation)                    File Number)                Identification No.)



         6801 Rockledge Drive, Bethesda, Maryland               20817-1877
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         (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (301) 897-6000
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         On August 29, 1994, Martin Marietta Corporation (the "Registrant") and
Lockheed Corporation ("Lockheed") entered into a definitive Agreement and Plan of Reorganization among Parent Corporation, Martin Marietta Corporation and Lockheed Corporation (the "Reorganization Agreement") providing for transactions that will result in the Registrant and Lockheed becoming separate subsidiaries of Parent Corporation, a holding company that will be called Lockheed Martin Corporation ("LMC"). The Reorganization Agreement is subject, among other things, to regulatory approval and the approval of the Registrant's and Lockheed's stockholders. Under the Reorganization Agreement each outstanding share of the Registrant's Common Stock and Series A Preferred Stock will be converted into a single share of Common Stock and Series A Preferred Stock, respectively, of LMC; and each outstanding share of Lockheed Common
Stock will be converted into 1.63 shares of LMC Common Stock. A copy of the Reorganization Agreement is filed herewith as an exhibit. Also filed herewith as an exhibit is a copy of the definitive Plan and Agreement of Merger, dated as of August 29, 1994, among Martin Marietta Corporation, Atlantic Sub, Inc.
and Parent Corporation entered into pursuant to the Reorganization  Agreement.


Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits
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                 Exhibit 2.1      -        Copy of Agreement and Plan of
                                           Reorganization, dated as of August
                                           29, 1994, among Parent Corporation,
                                           Martin Marietta Corporation and
                                           Lockheed Corporation.

                 Exhibit 2.2      -        Copy of Plan and Agreement of
                                           Merger, dated as of August 29, 1994,
                                           among Martin Marietta Corporation,
                                           Atlantic Sub, Inc. and Parent
                                           Corporation.

                 In accordance with Item 601(b)(2) of Regulation S-K, the exhibits described in the Table of Contents of Exhibit 2.1 have not been filed. The Registrant hereby agrees to furnish supplementally copies of such exhibits to the Commission upon request.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MARTIN MARIETTA CORPORATION
                                             (Registrant)


Date:  September 30, 1994                    By: /s/ Stephen M. Piper
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                                                    Stephen M. Piper
                                                    Assistant General Counsel